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                                                                   EXHIBIT 10.31

                         CONCENTRIC NETWORK CORPORATION

                      NOTE AND WARRANT PURCHASE AGREEMENT


     THIS NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 19th day of June, 1997, by and among Concentric Network Corporation, a Florida corporation (the "Company"), and Williams Communications Group, Inc., a Delaware corporation (the "Purchaser").

     In consideration of the mutual promises, covenants, and conditions hereinafter set forth, the parties hereto mutually agree as follows:


     1. The Loan and the Note. The Purchaser hereby agrees to lend to the Company, on the date hereof, and on the terms of and conditions hereof, up to an aggregate principal amount of $3,000,000 (the "Loan"). The Loan made to the Company by the Purchaser shall be evidenced by a secured promissory note in substantially the form attached hereto as Exhibit A (the "Note").


     2. The Warrant. As an inducement to the Purchaser to make the Loan, the Company shall issue to the Purchaser a warrant to purchase up to the number of shares of the Common Stock of the Company set forth in the Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit B (the "Warrant").

     3. Representations and Warranties of the Company. Except as set forth in the Schedule of Exceptions attached hereto as Schedule 3, and except as otherwise disclosed in the section captioned "Business--Legal Proceedings" of the Registration Statement on Form S-1 filed with the Securities and Exchange Commission by the Company, the Company hereby represents and warrants to the Purchaser as follows:

         3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of its jurisdiction of incorporation and is in good standing under the laws of said jurisdiction. The Company has requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its business.

         3.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power to execute and deliver the Transaction Documents (as defined in Section 5.4) and to carry out and perform all of its obligations under the Transaction Documents. The execution, delivery and performance of the Transaction Documents by the Company have been duly authorized by all requisite corporate action. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting


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the enforcement of creditors' rights, and (ii) as limited by equitable principles generally.

         3.3 Non-Contravention. The execution, delivery and performance of the Transaction Documents and the compliance with the provisions thereof by the Company do not (i) materially conflict with, or result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, or (ii) violate, conflict with or result in the breach of any material terms of, or result in the material modification of, any material contract or otherwise give any other contracting party the right to terminate a material contract, or constitute (or with notice or lapse of time both constitute) a material default under any material contract to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject.

         3.4 Litigation. There is no material action, proceeding or investigation pending against the Company or any of its properties or assets, nor has the Company received any threat of action, proceeding or investigation, that questions the validity of the Transaction Documents or any action taken or to be taken in connection herewith or therewith, or that, alone or in the aggregate, is reasonably likely to result in any material adverse effect on the financial condition, assets, liabilities, earnings or business of the Company and its subsidiaries taken as a whole, nor is the Company aware that there is any material basis for the foregoing. The Company is not a party to or subject to the provisions of any material order, writ, injunction judgment or decree of any court or government agency or instrumentality that will have a material effect on the operations or business of the Company.

     4. Representation and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

         4.1 Binding Obligations. The Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement is a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         4.2 Securities Law Compliance. The Purchaser has been advised that neither the Note nor the Warrant has been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and, therefore, cannot be resold unless they are registered under the Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Purchaser is aware that Company is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. The Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by the Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such

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investment and is able to bear the economic risk of such investment for an indefinite period of time. The Purchaser is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

         4.3 Access to Information. Such Purchaser acknowledges that Company has given such Purchaser access to the corporate records and accounts of Company and to all information in its possession relating to Company, has made its officers and representatives available for interview by such Purchaser, and has furnished such Purchaser with all documents and other information required for such Purchaser to make an informed decision with respect to the purchase of the Note and Warrant.

     5. Conditions to Transaction. The obligation of the Purchaser to make the Loan, and the obligations of the Company to issue the Note and Warrant, shall be subject to each of the following conditions having been fulfilled on or before such date:

         5.1 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exceptions therefrom, required by any state for the offer and sale of the Note and Warrant and the issuance of the shares of Common Stock, par value $.001 per share, of the Company (the "Shares") upon exercise of the Warrant.

         5.2 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby shall have been completed.

         5.3 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

         5.4 Transaction Documents. The Company shall have duly executed and delivered to the Purchaser the following documents (the "Transaction Documents"):

              (a)  this Agreement;

              (b)  the Note issued hereunder;

              (c)  the Warrant issued hereunder;

              (d) the Security Agreement in the form of Exhibit C hereto (the "Security Agreement") and any financing statements on form UCC-1 executed in connection herewith;

              (f) the Technology Escrow Agreement in the form of Exhibit D hereto; and

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               (g) a Term Sheet in the form of Exhibit E hereto setting forth the basic terms under which Purchaser would serve as an agent and a reseller of the Company's products and services.

The agreement of the Purchaser to enter into this Agreement or any of the other Transaction Documents does not obligate or require the Purchaser to enter into any other contract, agreement or arrangement with the Company.

          5.5 Accounts Payable. The Company shall have no accounts payable outstanding to the Purchaser more than sixty days, or the Company shall have made provision satisfactory to the Purchaser for the payment of such accounts payable.

          5.6 Opinion. The Company shall have delivered an opinion of its counsel to the Purchaser in form and substance satisfactory to the Purchaser.

     6.   Investment Representations; Legends.

          6.1 Investment Representations of the Purchaser. The Purchaser hereby represents and warrants to the Company that the Purchaser is acquiring the Note and the Warrant for its own account for investment and not with a view toward the distribution thereof. The Purchaser understands that neither of the Notes, the Warrant or the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), and that they are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of the Purchaser contained herein.

          6.2  Legends.

               (a) The Note, the Warrant, and the certificates representing any Shares will each be stamped or otherwise imprinted with legends as set forth in the form of Note and Warrant attached as Exhibits A and B, respectively. Such legends shall be removed by the Company from the Notes, the Warrant, or the certificates representing the Shares upon delivery to it of an opinion of counsel that a registration statement under the Act is at the time in effect with respect to the legended security or that such security can be freely transferred without such registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Note and Warrant were issued.

               (b) The Note, the Warrant, and the certificates representing the Shares shall also bear any legends required under applicable state securities laws.

     7. Modification: Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Company and the Purchaser.

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     8.   Notices.  Any notice or report herein required or permitted to be given shall be given by depositing the same in the United States mail, postage prepaid and addressed or confirmed facsimile transmission to the parties as follows:

               (a)  To the Company:

                    Concentric Network Corporation
                    10590 N. Tantau Avenue
                    Cupertino, CA  95014
                    Attn:  Michael F. Anthofer

               (b)  To the Purchaser:

                    Williams Communications Group, Inc.
                    111 East 1st Street
                    Tulsa, Oklahoma  74103
                    Attn: Vice President-Finance

or to such other place or places as any of the parties shall designate by written notice to the others.

     9. Successors and Assigns. All covenants and agreements of the parties contained in this Agreement shall be binding and inure to the benefit of their respective successors and assigns.

     10. Governing Law. This Agreement shall in all respects be governed by the laws of the State of California.

     11. Section Headings. The section and paragraph headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

     12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

     13. Expenses of Agreement. The parties to this Agreement shall each bear their own expenses incurred in connection with the preparation, execution and delivery of Transaction Documents.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed themselves

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or by their respective representatives thereunto duly authorized the day and year first above written.


                              CONCENTRIC NETWORK CORPORATION


                              By: /s/
                                  --------------------------------------
                                  Henry R. Nothhaft, President and CEO



                              WILLIAMS COMMUNICATIONS GROUP, INC.


                              By: /s/
                                  --------------------------------------

                                  --------------------------------------

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